AMENDMENT NO. 1 AND CONSENT
                                       TO
                         CREDIT AND GUARANTEE AGREEMENT


                  THIS AMENDMENT NO. 1 AND CONSENT ("Amendment") dated as of May 22, 1998 by and among North American Chemical Company, North American Salt Company, Great Salt Lake Minerals Corporation (collectively, the "Borrowers"), Harris Chemical North America, Inc. ("HCNA"), as guarantor (together with the other "Guarantors" (as defined in the Credit Agreement), the "Guarantors"), IMC Global Inc., as the sole Lender (the "Lender"), and IMC Global Inc., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lender. Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement.

                                   WITNESSETH:

                  WHEREAS, the Borrowers, the Guarantors, the Lender, the Administrative Agent and the Collateral Agent are parties to that certain Credit and Guarantee Agreement, dated as of October 15, 1993, as amended and restated as of February 27, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, the Borrowers have requested that the Lender and the Administrative Agent amend the Credit Agreement on the terms and conditions set forth herein in order to modify certain covenants contained therein and make certain other correlative changes resulting therefrom;

                  WHEREAS, the Administrative Agent and the Lender have agreed to enter into this Amendment on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lender and the Administrative Agent hereby agree as follows:

                  1.  Amendments  to the  Credit  Agreement.   Effective  as  of
April 1, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                  1.1. Section 1 of the Credit Agreement is hereby amended to delete in their entirety the definitions of "Eligible Inventory" and "Eligible Receivables" now appearing therein, and to substitute the following therefor:


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                  "Eligible  Inventory":   shall  mean,  with  respect  to  the
                  relevant Borrower, an amount equal to the book value of all of the inventory ("Inventory") of such Borrower, determined in accordance with GAAP consistently applied.

                  "Eligible Receivables": shall mean, with respect to the relevant Borrower, an amount equal to the book value of all of the accounts receivable ("Accounts") of such Borrower, determined in accordance with GAAP consistently applied.

                  1.2.  Sections 9.2(a),  (b), (c), (d) and (f), 9.5(c) and 9.10
of the Credit Agreement are hereby deleted in their entirety and of no further force and effect.

                  1.3. Section 9.2(e) of the Credit Agreement is hereby amended to delete the phrase "each of (i) the end of the first two weeks of each Interim Accounting Period and (ii)" now appearing therein.

                  1.4. Section 10 of the Credit Agreement is hereby deleted in its entirety and of no further force and effect.

                  1.5. Section 12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "If any of the following events shall occur and be continuing:

                           (a) any Borrower shall fail to pay when due any principal of any Loan or any L/C Obligation, or shall fail to pay, within five (5) Business Days after notice from the Administrative Agent, any interest, fees, or any other amount payable hereunder;

                           (b) any Borrower shall fail to observe or perform any
                  covenant or agreement  contained in this  Agreement for thirty
                  (30) days after notice thereof has been given to such Borrower by the Administrative Agent; or

                           (c) (i) HCNA or any of its Subsidiaries shall commence any case, proceeding or action, or (in the case of any Canadian Subsidiary) file a notice of intention to commence any of the foregoing, (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or HCNA or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or
                  (ii) there shall be commenced against HCNA or any of its Subsidiaries any case, proceeding or action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or

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                  (iii)  there  shall be  commenced  against  HCNA or any of its
                  Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) HCNA or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) HCNA or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due or otherwise be insolvent under applicable law of any jurisdiction;

                           then, and in any such event,  (A) if such event is an
                  Event of Default specified in clause (i) or (ii) of Section 12(c) above with respect to any Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Loans shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Aggregate Required Lenders, the Administrative Agent may, or upon the request of the Aggregate Required Lenders, the Administrative Agent shall, by notice to the Borrowers declare the Commitments to be limited, restricted or terminated forthwith, whereupon the Commitments shall immediately so be limited, restricted or terminated; and (ii) with the consent of the Aggregate Required Lenders, the Administrative Agent may, or upon the request of the Aggregate Required Lenders, the Administrative Agent shall, by notice to the Borrowers, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Loans to be due and payable forthwith, whereupon the same shall immediately become due and payable (the date of any termination or declaration referred to in this paragraph, the "Acceleration Date")."

                  Except as expressly provided above in this Section 12, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                  2. Consent. Each of the Administrative Agent and the Lender hereby consent to permit each of HCNA and/or Sifto Canada, Inc., as applicable, to make one or more offers to purchase the Public Debt, provided each such offer is made no later than December 31, 1998.

                  3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective and be deemed effective as of April 1, 1998 (the "Effective Date"), if, and only if the Administrative Agent shall have received duly executed originals of this Amendment from the Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and the Lender.


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                  4.  Representations  and Warranties of the  Borrowers and  the
Guarantors. The Borrowers and the Guarantors hereby represent and warrant as follows:

                  (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Guarantors and are enforceable against the Borrowers and the Guarantors in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrowers and the Guarantors hereby reaffirm all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby, agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  5.  Reference to the Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8. Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                  9. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.



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                  IN WITNESS  WHEREOF,  this Amendment has been duly executed as of the day and year first above written.


                        NORTH AMERICAN SALT COMPANY,
                         as Borrower and as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        NORTH AMERICAN CHEMICAL COMPANY,
                         as Borrower and as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        GREAT SALT LAKE MINERALS CORPORATION,
                         as Borrower and as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        IMC GLOBAL INC., as Administrative Agent,
                         Collateral Agent and as Lender


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title:  Sr. Vice President and Chief Executive Officer


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Acknowledged and agreed as of the 22d day of May, 1998:

                        HARRIS CHEMICAL NORTH AMERICA
                         INC., as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        NAMSCO, INC., as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        CAREY SALT COMPANY, as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        GSL CORPORATION, as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        GSL HOLDINGS, INC., as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


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                        THE HUTCHINSON & NORTHERN RAILWAY
                         COMPANY, as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        NORTH AMERICAN TERMINALS, INC.,
                         as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        OLDEXAER, INC., as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        WRNM HOLDINGS, INC., as Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


                        WHITE RIVER NAHCOLITE MINERALS
                         LIMITED LIABILITY COMPANY, as
                         Guarantor


                        By: /s/ J. Bradford James
                          Name:  J. Bradford James
                          Title: Vice President


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